                                                                    EXHIBIT 3.13

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE          PAGE 2

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "ROA LICENSES, LLC" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 2001, AT 9:01 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2001.

                                   /s/ Harriet Smith Windsor
                         [SEAL]   -----------------------------------------
                                  Harriet Smith Windsor, Secretary of State

3008090 8100V                       AUTHENTICATION: 1522646

010660249                                     DATE: 12-21-01

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:01 AM 12/20/2001
                                                          010660249 - 3008090

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

-     FIRST: The name of the limited liability company is ROA Licenses, LLC.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

-     THIRD: This Certificate of Formation shall be effective on December
      31, 2001.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of ROA Licenses, LLC this 19th day of December, 2001.

                                           BY: /s/ Donna Mcclurkin-Fletcher
                                               ---------------------------------
                                               AUTHORIZED PERSON(s)

                                         NAME: Donna Mcclurtin-Fletcher
                                               ---------------------------------
                                               TYPE OR PRINT

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